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IFF AND DUPONT'S NUTRITION & BIOSCIENCE BUSINESS ARE COMBINING

Published:Today Last Updated:Today
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Authored By Michael DeVeau

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PRESS RELEASE

TRANSACTION MICROSITE

FAQS BELOW:

What does this transaction mean for me? What does this combined company offer us?

- For now, it remains business as usual until the close of the transaction, which is expected to occur at the end of the first quarter of 2021.
- The combined company's proven and experienced industry leadership team combines the best from both IFF and Nutrition & Biosciences, while the combination's integrated workforces have the potential to unlock growth and exciting innovation potential.
- This transaction will also allow employees of both companies to have access to new and more exciting opportunities for personal and professional growth.
- Together, the company will build on IFF's and Nutrition & Biosciences' shared legacy and storied history, with an improved ability to attract, develop, retain and reward the industry's top talent.
- We will continue to keep you updated on our progress towards integration and on any changes.

How compatible are these two cultures? What will the culture of the combined company look like?

- IFF and Nutrition & Biosciences both share long and successful histories of innovation and cultures of excellence that integrate science and creativity.
- The combined company will bring the best of both organizations' experienced leaders with clear views of the company's potential, and each company brings ample

IFF RECOMMENDS
01 SECURING THE FUTURE OF COMPUTING AT IFF
02 NON-ROUTINE TRANSACTION POLICY
03 RELATED PERSON TRANSACTION POLICY

experience integrating large organizations.

- IFF and Nutrition & Biosciences expect to continue IFF's industry-defining sustainability commitments. At the forefront of this is the purpose: to redefine how we live in and care for our world's resources.

What will happen to our leadership team?

- For now, it remains business as usual until the close of the transaction, which is expected to occur at the end of the first quarter of 2021.
- Andreas Fibig will continue to be the Chairman of the Board and an IFF appointee. He will also continue as Chief Executive Officer of the combined company.
- Headquarters will also be located in New York.
- Upon closing, the combined company's Board of Directors include significant representation from IFF and DuPont.
- DuPont Executive Chairman, Ed Breen, will join the board of the combined company as a DuPont appointee.
- Additionally, IFF and DuPont N&B will form an Integration Office to manage the integration of their organizations, which will be comprised of leaders from both companies.

How is DuPont a good fit for us? How do they work exactly?

- Our cultures are both driven by an unwavering commitment to our customers, a pledge we have each built and strengthened over our respective more than 100-year histories.
- Like IFF, staying close to the customer and utilizing key market insights, technical expertise and tools has enabled DuPont N&B to deliver a world-class experience to its customers.

How will the workforces be combined?

- Successful integration is one of our top priorities as we look toward operating as a combined company following the close of the transaction, which is expected to occur at the end of the first quarter of 2021.
- The combined company will include the best talent from both organizations, with clear views of the company's potential, and several experienced DuPont directors will join the IFF Board, including DuPont Executive Chairman Ed Breen.
- Additionally, IFF and DuPont N&B will form an Integration Office to manage the integration of their organizations, which will be comprised of leaders from both companies.

Are there redundancies that will result in layoffs? Will offices be consolidating or closing?

- For now, it remains business as usual until the close of the transaction, which is expected to occur at the end of the first quarter of 2021.
- We will continue to keep you updated on our progress toward integration and on any changes.

How will the two companies be integrated? Who's planning the integration process? Is it a different or the same team as last time?

- Successful integration is one of our top priorities as we look toward operating as a combined company following the close of the transaction, which is expected to occur at the end of the first quarter of 2021.
- IFF and DuPont N&B both share long and successful histories of innovation and cultures of excellence that integrate science and creativity.

- The combined company will include the best talent from both organizations, with clear views of the company's potential, and several experienced DuPont directors will join the IFF Board, including DuPont Executive Chairman Ed Breen.
- Additionally, IFF and Nutrition & Biosciences will form an Integration Office to manage the integration of their organizations, which will be comprised of leaders from both companies.

What talent, skill and know-how do DuPont employees offer that we don't have?

- IFF and Nutrition & Biosciences both share long and successful histories of innovation and cultures of excellence that integrate science and creativity, and we look forward to collaborating with the Nutrition & Biosciences team to better support our customers.
- The combined company will bring the best of both organizations' experienced leaders, and several experienced DuPont directors will join the IFF Board, including Executive Chairman Ed Breen.

Will our sustainability commitments be affected as a result of the integration of DuPont? Does DuPont have its own sustainability standards and if so, how do they compare to IFF's?

- IFF and DuPont N&B expect to continue IFF's industry defining sustainability commitments. At the forefront of this is the purpose: to redefine how we live in and care for our world's resources.

What should I tell customers? Will they be negatively affected like in the last deal? How can we be sure?

- It remains business as usual until the close of the transaction, which is expected to occur at the end of the first quarter of 2021. For now, nothing changes, and any changes will be communicated well in advance.

- But you can tell customers that both businesses are consumer-driven organizations and that this combination will position us to serve our customers as an even better innovation and creative partner with the differentiated solutions they demand.

Additional Information and Where to Find It

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"). In connection with the proposed combination of Nutrition & Biosciences, Inc. ("N&Bco"), a wholly owned subsidiary of DuPont de Nemours, Inc. ("DuPont"), and International Flavors & Fragrances Inc. ("IFF"), which will immediately follow the proposed separation of N&Bco from DuPont (the "proposed transaction"), N&Bco and IFF intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus relating to the proposed transaction. In addition, N&Bco expects to file a registration statement in connection with its separation from DuPont. INVESTORS

AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFF, N&BCO AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to shareholders of IFF seeking approval of the proposed transaction. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC's website at www.sec.gov. The proxy statement, prospectus and/or information statement and other documents (when they are available) will also be available free of charge on IFF's website at https://ir.iff.com/ or on DuPont's website at https://www.investors.dupont.com/investors/dupont-investors/default.aspx.

Cautionary Note on Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding DuPont's, IFF's and N&Bco's future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (1) the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction, (2) changes in relevant tax and other laws, (3) any failure to obtain necessary regulatory approvals, approval of IFF's shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed transaction, (4) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed transaction, (5) risks and costs and pursuit and/or implementation of the separation of N&Bco, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (6) risks related to indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company ("Historical EID") in connection with the distribution of Corteva Inc. on June 1, 2019 (the "Corteva Distribution"), (7) potential liability arising from fraudulent conveyance and similar laws in connection with DuPont's distribution of Dow Inc. on April 1, 2019 and/or the Corteva Distributions (the "Previous Distributions"), (8) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses, (9) uncertainty as to the long-term value of DuPont common stock, (10) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade, (11) inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with the accounting principles generally accepted in the United States of America and related standards, or on an adjusted basis, (12) the integration of IFF and its Frutarom business and/or N&Bco being more difficult, time consuming or costly than expected, (13) the failure to achieve expected or targeted future financial and operating performance and results, (14) the possibility that IFF may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Frutarom and N&Bco, (15) customer loss and business disruption being greater than expected following the proposed transaction, (16) the impact of divestitures required as a condition to consummation of the proposed transaction as well as other conditional commitments, (17) legislative, regulatory and economic developments; (18) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the separation prior to the closing of the transactions could cause an adjustment to the exchange ratio, (19) potential litigation relating to the proposed transaction that could be instituted against DuPont, IFF or their respective directors, (20) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (21) negative effects of the announcement or the consummation of the transaction on the market price of DuPont's and/or IFF's common stock, (22) risks relating to the value of the IFF shares to be issued in the transaction and uncertainty as to the long-term value of IFF's common stock, (23) risks relating to IFF's ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, including expenses incurred with respect to the investigations, the cost of any remedial measures or compliance programs arising out of the investigations, legal proceedings or government investigations that may arise relating to the subject of IFF's investigations, and the outcome of any such legal or government investigations, such as the imposition of fines, penalties, orders, or injunctions, (24) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, including with respect to IFF's ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (25) the impact of the outcome of legal claims, regulatory investigations and litigation, including any that may arise out of IFF's ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (26) the ability of N&Bco or IFF to retain and hire key personnel, (27) the risk that N&Bco, as a newly formed entity that currently has no credit rating, will not have access to the capital markets on acceptable terms, (28) the risk that N&Bco and IFF will incur significant indebtedness in connection with the potential transaction, and the degree to which IFF will be leveraged following completion of the potential transaction may materially and adversely affect its business, financial condition and results of operations, (29) the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, and (30) other risks to DuPont's, N&Bco's and IFF's business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Previous Distributions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DuPont, N&Bco or IFF, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont's, N&Bco's or IFF's intellectual property rights; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management's response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the registration statement and merger proxy on Form S-4 to be filed by IFF and the registration statement on Form 10 to be filed by N&Bco. While the list of factors presented here is, and the list of factors to be presented in any registration statement filed in connection with the transaction are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Further lists and descriptions of risks and uncertainties can be found in each of IFF's and DuPont's Form 10-Q for the period ended September 30, 2019 and each of IFF's and DuPont's respective subsequent reports on Form 10-Q, Form 10-K and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Any other risks associated with the proposed transaction will be more fully discussed in any registration statement filed with the SEC. While the list of factors presented here is, and the list of factors that may be presented in a registration statement of IFF or N&Bco would be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IFF's, DuPont's or N&Bco's consolidated financial condition, results of operations, credit rating or liquidity. None of IFF, DuPont nor N&Bco assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Participants in the Solicitation This communication is not a solicitation of a proxy from any investor or security holder. Howeve1; DuPont, IFF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of DuPont may be found in its Annual Report on Form 10-K filed with the SEC on February 11, 2019 and its definitive proxy statement filed with the SEC on May 1, 2019. Information about the directors and executive officers of IFF may be found in its definitive proxy statement h”/ed with the SEC on March 18, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available. 0 Does this page require a review? Click the link be!ow to inform the author. ~QQrt Content To Author COMMENT ON THIS PAGE Write a comment ...